Premier Foods plc

Exhibit 13.1

CERTIFICATION
PURSUANT TO 18 USC. SECTION 1350,
AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert Schofield, as Chief Executive of Premier Foods plc (the “Company”), hereby certify, pursuant to 18 U.S.C. § 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	the accompanying Annual Report on Form 20-F for the period ending December 31, 2003, as filed with the U.S. Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 30, 2004	By:	/s/ Robert Schofield

Name: Robert Schofield
Title: Chief Executive

A signed original of this written statement required by Section 906 has been provided to Premier Foods plc and will be retained by Premier Foods plc and furnished to the Securities and Exchange Commission or its staff upon request.